Page 43 of 46 Pages


                                                                    EXHIBIT 99.1

                            Agreement of Joint Filing

      Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated:   March 19, 2007


                                    BARINGTON COMPANIES EQUITY
                                    PARTNERS, L.P.
                                    By: Barington Companies Investors, LLC, its
                                        general partner

                                    By: /s/ James A. Mitarotonda
                                        ----------------------------------------
                                    Name:  James A. Mitarotonda
                                    Title: Managing Member


                                    BARINGTON COMPANIES INVESTORS, LLC

                                    By: /s/ James A. Mitarotonda
                                        ----------------------------------------
                                    Name:  James A. Mitarotonda
                                    Title: Managing Member


                                    BARINGTON INVESTMENTS, L.P.
                                    By: Barington Companies Advisors, LLC, its
                                        general partner

                                    By: /s/ James A. Mitarotonda
                                        ----------------------------------------
                                    Name:  James A. Mitarotonda
                                    Title: Managing Member


                                    BARINGTON COMPANIES ADVISORS, LLC

                                    By: /s/ James A. Mitarotonda
                                        ----------------------------------------
                                    Name:  James A. Mitarotonda
                                    Title: Managing Member

                                                             Page 44 of 46 Pages

                                    BENCHMARK OPPORTUNITAS FUND PLC
                                    By: Barington Offshore Advisors, LLC

                                    By: /s/ James A. Mitarotonda
                                        ----------------------------------------
                                    Name:  James A. Mitarotonda
                                    Title: Managing Member


                                    BARINGTON OFFSHORE ADVISORS, LLC

                                    By: /s/ James A. Mitarotonda
                                        ----------------------------------------
                                    Name:  James A. Mitarotonda
                                    Title: Managing Member


                                    BARINGTON COMPANIES OFFSHORE FUND, LTD.

                                    By: /s/ James A. Mitarotonda
                                        ----------------------------------------
                                    Name:  James A. Mitarotonda
                                    Title: President


                                    BARINGTON OFFSHORE ADVISORS II, LLC

                                    By: /s/ James A. Mitarotonda
                                        ----------------------------------------
                                    Name:  James A. Mitarotonda
                                    Title: Managing Member


                                    BARINGTON CAPITAL GROUP, L.P.
                                    By: LNA Capital Corp., its general partner

                                    By: /s/ James A. Mitarotonda
                                        ----------------------------------------
                                    Name:  James A. Mitarotonda
                                    Title: President and CEO


                                    LNA CAPITAL CORP.

                                    By: /s/ James A. Mitarotonda
                                        ----------------------------------------
                                    Name:  James A. Mitarotonda
                                    Title: President and CEO


                                    /s/ James A. Mitarotonda
                                    --------------------------------------------
                                    James A. Mitarotonda

                                                             Page 45 of 46 Pages

                                    RJG CAPITAL PARTNERS, L.P.
                                    By: RJG Capital Management, LLC, its general
                                        partner

                                    By: /s/ Ronald J. Gross
                                        ----------------------------------------
                                    Name:  Ronald J. Gross
                                    Title: Managing Member


                                    RJG CAPITAL MANAGEMENT, LLC

                                    By: /s/ Ronald J. Gross
                                        ----------------------------------------
                                    Name:  Ronald J. Gross
                                    Title: Managing Member


                                    /s/ Ronald J. Gross
                                    --------------------------------------------
                                    Ronald J. Gross


                                    D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.
                                    By: D.B. Zwirn Partners, LLC, its general
                                        partner
                                    By: Zwirn Holdings, LLC, its managing
                                        member

                                    By: /s/ Daniel B. Zwirn
                                        ----------------------------------------
                                    Name:  Daniel B. Zwirn
                                    Title: Managing Member


                                    D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, LTD.
                                    By: D.B. Zwirn & Co., L.P., its manager
                                    By: DBZ GP, LLC, its general partner
                                    By: Zwirn Holdings, LLC, its managing
                                        member

                                    By: /s/ Daniel B. Zwirn
                                        ----------------------------------------
                                    Name:  Daniel B. Zwirn
                                    Title: Managing Member


                                    HCM/Z SPECIAL OPPORTUNITIES LLC
                                    By:  D.B. Zwirn & Co., L.P., its manager
                                    By:  DBZ GP, LLC, its general partner
                                    By:  Zwirn Holdings, LLC, its managing
                                         member

                                    By: /s/ Daniel B. Zwirn
                                        ----------------------------------------
                                    Name:  Daniel B. Zwirn
                                    Title: Managing Member

                                                             Page 46 of 46 Pages

                                    D.B. ZWIRN & CO., L.P.
                                    By: DBZ GP, LLC, its general partner
                                    By: Zwirn Holdings, LLC, its managing
                                        member

                                    By: /s/ Daniel B. Zwirn
                                        ----------------------------------------
                                    Name:  Daniel B. Zwirn
                                    Title: Managing Member


                                    DBZ GP, LLC
                                    By: Zwirn Holdings, LLC, its managing
                                        member

                                    By: /s/ Daniel B. Zwirn
                                        ----------------------------------------
                                    Name:  Daniel B. Zwirn
                                    Title: Managing Member


                                    ZWIRN HOLDINGS, LLC

                                    By: /s/ Daniel B. Zwirn
                                        ----------------------------------------
                                    Name:  Daniel B. Zwirn
                                    Title: Managing Member


                                    /s/ Daniel B. Zwirn
                                    --------------------------------------------
                                    Daniel B. Zwirn